Exhibit 10.5

                                             November 8, 2002

Mr. Yacha Sutton, CEO
Lumenis Ltd.
POB 240
Yokneam 20692
ISRAEL

Dear Yacha,

     Re: Termination of Consulting Agreement

I would like to confirm our discussion from November 7, 2002, terminating by mutual oral consent the Hardy Consulting Agreement dated April 18, 2002. The termination of the Hardy Consulting Agreement shall become effective as of October 31, 2002.

                                             Regards,

                                             /s/ Thomas G. Hardy


                                             Thomas G. Hardy